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Consent of Ernst & Young LLP                                        Exhibit 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 1, 2001 and June 22, 2001 in the Registration Statement (Form S-1 No. 333-93399) and related Prospectus of Reef Global Energy Ventures dated September 14, 2001.


                                                           /s/ Ernst & Young LLP


Dallas, Texas
September 14, 2001